Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 16, 2012, is made by and among QRE OPERATING, LLC, a Delaware limited liability company (“Borrower”); QR ENERGY, LP, a Delaware limited partnership (“QRE MLP”); QRE GP, LLC, a Delaware limited liability company (“General Partner”); WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, “Wells Fargo”) as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the financial institutions (collectively the “Lenders”) party to the hereinafter-defined Credit Agreement; and the undersigned Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, QRE MLP, General Partner, the Administrative Agent and the Lenders entered into a Credit Agreement dated as of December 17, 2010, as amended by that certain First Amendment to Credit Agreement, dated as of October 3, 2011 (as so amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, the Administrative Agent and the undersigned Lenders do hereby agree as follows:

1. Section 1.02 of the Credit Agreement is hereby amended as follows:

(a) The definition of “Agreement” is amended and restated in its entirety as follows:

“Agreement” means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated, including, without limitation, by the First Amendment and by the Second Amendment.

(b) By adding the following defined terms in appropriate alphabetical order:

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of March 16, 2012, by and among Borrower, QRE MLP, General Partner, the Administrative Agent and the Lenders.

“Second Amendment Effective Date” shall mean the date on which the conditions specified in Section 3 of the Second Amendment are satisfied (or waived in accordance with Section 12.02).

2. The Credit Agreement is hereby amended as follows:

(a) Section 9.18(a) of the Credit Agreement is hereby amended by adding a new Section 9.18(a)(ii) as follows:

“(ii) Swap Agreements in respect of commodities associated with pending acquisitions of Oil and Gas Properties upon the signing of the applicable purchase and sale agreement (A) with an Approved Counterparty, (B) with a tenor not to exceed six (6) years and (C) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect pursuant to this Section 9.18(a)(ii) other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, the greater of (1) 90% of the reasonably anticipated projected production from proved developed producing reserves constituting the Oil and Gas Properties to be acquired pursuant to such purchase and sale agreement for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, and (2) 85% of forecasted production from total proved reserves constituting Oil and Gas Properties to be acquired pursuant to such purchase and sale agreement for two (2) years from the date of determination for each of crude oil and natural gas, calculated separately and 75% of forecasted production from total proved reserves constituting Oil and Gas Properties to be acquired pursuant to such purchase and sale agreement thereafter for each of crude oil and natural gas, calculated separately (such amounts computed on a monthly basis); provided that, with respect to any year, maximum notional volumes under this Section 9.18(a)(ii)(C) will be determined using the applicable calculation for such year regardless of the calculation applicable to the preceding or succeeding year and; provided further that (x) if and so long as any Swap Agreement is in effect pursuant to this Section 9.18(a)(ii), the Borrowing Base Utilization Percentage shall not exceed 90% at any time prior to the closing of the acquisition pursuant to the applicable purchase and sale agreement, (y) upon the earlier to occur of (1) the 30th day after the termination of the applicable purchase and sale agreement and (2) the 90th day after the date upon which the applicable purchase and sale agreement was entered into, with such extensions as agreed to by the Administrative Agent in its sole discretion, all Swap Agreements associated with the Oil and Gas Properties to be acquired pursuant thereto will be unwound or otherwise terminated such that Borrower is in compliance with the restrictions set forth in Section 9.18(a)(i) above, and (z) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect pursuant to Section 9.18(a)(i) and (ii) other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, (1) 125% of forecasted production from total proved reserves constituting Oil and Gas Properties evaluated in the most recently delivered Reserve Report for two (2) years from the date of determination for each of crude oil and natural gas, calculated separately, and (2) 100% of forecasted production from total proved reserves constituting Oil and Gas Properties evaluated in the most recently delivered Reserve Report thereafter for each of crude oil and natural gas, calculated separately (such amounts computed on a monthly basis); and”

(b) The existing Section 9.18(a)(ii) is hereby renumbered as Section 9.18(a)(iii).

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3. Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

(a) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such party.

(b) The Administrative Agent shall have received all amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced on or prior to the Second Amendment Effective Date, the reasonable fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent).

(c) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

4. Representations True; No Default. Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date. Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.

5. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

6. Definitions and References. Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or the Lenders by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

7. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of Borrower, the Administrative Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original

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agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or as an attachment to an email shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	QRE OPERATING, LLC

	By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

QRE MLP:	QR ENERGY, LP

	By:	QRE GP, LLC
its General Partner

		By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

GENERAL PARTNER:	QRE GP, LLC

	By:	Cedric W. Burgher,
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT

AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name:	Todd Fogle
Title:	Assistant Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	JPMORGAN CHASE BANK, N.A. as a Lender

	By:	/s/ Ryan Fuessel
Ryan Fuessel
Senior Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	TORONTO DOMINION (NEW YORK) LLC

	By:	/s/ Kelly Hundal
	Name:	Kelly Hundal
	Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

LENDER:	SCOTIABANC INC.

	By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement

LENDER:	REGIONS BANK

	By:	/s/ Kelly L. Elmore III
	Name:	Kelly L. Elmore III
	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Authorised Signatory

Signature Page to Second Amendment to Credit Agreement

LENDER:	ING CAPITAL LLC

	By:	/s/ CHERYL LABELLE
	Name:	CHERYL LABELLE
	Title:	MANAGING DIRECTOR

Signature Page to Second Amendment to Credit Agreement

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

/s/ Michael D. Willis
Michael D. Willis
Managing Director

Signature Page to Second Amendment to Credit Agreement

LENDER:	COMPASS BANK

	By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ Justin Crawford
	Name:	Justin Crawford
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Sandra M. Serie
	Name:	Sandra M. Serie
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	BNP PARIBAS

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

	By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	BANK OF MONTREAL

	By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Justin M. Alexander
	Name:	Justin M. Alexander
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Matthew L. Molero
	Name:	Matthew L. Molero
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:	BANK OF SCOTLAND plc

	By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement